UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4765
DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
26	Notes to Financial Statements
34	Report of Independent Registered
Public Accounting Firm
35	Important Tax Information
36	Proxy Results
37	Information About the Review and Approval
of the Fund’s Management Agreement
42	Board Members Information
44	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
New York Municipal Bond Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier New York Municipal Bond Fund, covering the 12-month period from December 1, 2005, through November 30, 2006.

Although reports of declining housing prices have raised some economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. A stubbornly low unemployment rate suggests that labor market conditions remain strong, and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide.These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of November, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, while the Federal Reserve Board remains “on hold” as it assesses new releases of economic data. As always, we encourage you to discuss the implications of these and other matters with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Monica S. Wieboldt, Senior Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2006, the fund achieved total returns of 6.25% for Class A shares, 5.71% for Class B shares and 5.46% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.12% for the same period.2 In addition, the average total return for all funds reported in the Lipper New York Municipal Debt Funds category was 5.99% .3

A rally over the second half of the reporting period more than offset earlier market weakness, as slowing U.S. economic growth helped ease inflation fears. The fund’s Class A shares produced a higher return than its benchmark and Lipper category average, due to its relatively long average duration and contributions from corporate-backed municipal bonds. In addition, the Index contains bonds from many states, not just New York, and does not reflect fees and expenses to which the fund is subject.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes.The fund will invest at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Robust economic growth and rising short-term interest rates limited the municipal bond market’s performance over the first half of the reporting period. Municipal bond prices declined particularly sharply in May 2006, when hawkish comments from members of the Federal Reserve Board (the “Fed”) caused investors to revise upward their interest-rate expectations. By the end of June, the Fed had hiked the overnight federal funds rate to 5.25% .

Investor sentiment subsequently began to change, however, as a softening housing market and moderating employment gains indicated that the U.S. economy was slowing.The Fed lent credence to this view when it refrained in August, September and October from raising short-term interest rates after more than two years of steady rate hikes. Municipal bonds generally rallied as investors first anticipated, and then reacted to, the Fed’s pause, causing yield differences between shorter- and longer-term bonds to narrow toward historical lows.

In addition, municipal bond prices were supported by favorable supply-and-demand influences. Like most states and municipalities, New York state and New York City took in more tax revenue than originally pro-jected.The state expects to end its 2007 fiscal year with a budget surplus, reducing its need to borrow. Consequently, the supply of newly issued bonds declined compared to the same period one year earlier, while investor demand remained robust.

For most of the reporting period, the fund’s longer-than-average duration enabled it to participate more fully in the market rally. In addition, the fund benefited in the declining rate environment from its holdings of non-callable bonds, securities with long maturities and issues that were refinanced, with the proceeds placed in escrow until their first available redemption dates. The fund’s holdings of tax exempt corporate-backed bonds — debt securities that are backed by corporations or other legal entities — also performed well as investors reached for additional yield.

What is the fund’s current strategy?

Recent economic data continues to indicate that U.S. economic growth is moderating with relatively little risk of recession.This suggests to us that the Fed is likely to remain on hold for the foreseeable future, and market volatility could become more subdued. Accordingly, we may reduce the fund’s average duration to more closely track the benchmark, and we expect to maintain an emphasis on income-oriented securities. Of course, portfolio strategy and composition may change as market and economic conditions dictate.

December 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain expenses by The Dreyfus
Corporation pursuant to an agreement in effect until July 31, 2007, at which time it may be extended, modified or terminated.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 11/30/06

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)	1.45%	3.90%	4.60%
without sales charge	6.25%	4.87%	5.08%
Class B shares
with applicable redemption charge †	1.71%	4.00%	4.76%
without redemption	5.71%	4.34%	4.76%
Class C shares
with applicable redemption charge ††	4.46%	4.08%	4.29%
without redemption	5.46%	4.08%	4.29%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth following the date of purchase.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier New York Municipal Bond Fund from June 1, 2006 to November 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2006
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.51	$ 7.07	$ 8.35
Ending value (after expenses)	$1,046.50	$1,043.90	$1,042.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2006
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.46	$ 6.98	$ 8.24
Ending value (after expenses)	$1,020.66	$1,018.15	$1,016.90

† Expenses are equal to the fund’s annualized expense ratio of .88% for Class A, 1.38% for Class B and 1.63%
for Class C; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2006

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.0%	Rate (%)	Date	Amount ($)	Value ($)

New York—91.0%
Hempstead Industrial Development
Agency, Civic Facility Revenue
(Adelphi University Civic Facility)	5.00	10/1/30	1,565,000	1,659,855
Hempstead Industrial Development
Agency, Civic Facility Revenue
(Adelphi University Civic Facility)	5.00	10/1/35	1,500,000	1,589,445
Huntington Housing Authority,
Senior Housing Facility
Revenue (Gurwin Jewish Senior
Residences Project)	6.00	5/1/29	1,370,000	1,416,909
Jefferson County Industrial
Development Agency, SWDR
(International Paper Co. Project)	5.20	12/1/20	1,465,000	1,520,758
Long Island Power Authority,
Electric System General Revenue	4.50	12/1/24	2,000,000	2,042,680
Long Island Power Authority,
Electric System General Revenue	5.00	9/1/35	2,000,000	2,142,540
Long Island Power Authority,
Electric System General
Revenue (Insured; CIFG)	5.00	9/1/33	1,000,000	1,067,750
Metropolitan Transportation
Authority, Revenue
(Insured; AMBAC)	5.50	11/15/18	4,000,000	4,412,120
Metropolitan Transportation
Authority, Transit Facilities
Revenue (Insured; FSA)	5.13	1/1/12	1,225,000 [a]	1,317,267
Metropolitan Transportation
Authority, Transit Facilities
Revenue (Insured; FSA)	5.13	7/1/12	2,775,000 [a]	3,005,575
Nassau County Industrial
Development Agency, IDR
(Keyspan-Glenwood Energy
Center, LLC Project)	5.25	6/1/27	4,000,000	4,208,960
New York City	6.75	2/1/09	140,000	149,471
New York City	6.75	2/1/09	1,860,000	1,979,579
New York City	5.00	11/1/19	2,000,000	2,146,480
New York City	5.38	12/1/20	1,000,000	1,068,800
New York City	5.00	8/1/21	2,000,000	2,147,480
New York City	5.50	8/1/21	2,000,000	2,197,920
New York City	5.00	8/1/22	2,000,000	2,159,800

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City	5.25	8/15/24	2,420,000	2,626,329
New York City	5.00	4/1/30	2,500,000	2,659,750
New York City Housing Development
Corp., Capital Fund Program
Revenue (New York City Housing
Authority Program) (Insured; FGIC)	5.00	7/1/25	1,000,000	1,077,680
New York City Housing Development
Corp., MFHR (Collateralized:
FHA and GNMA)	5.25	11/1/30	2,500,000	2,656,750
New York City Industrial
Development Agency, Civic
Facility Lease Revenue
(College of Aeronautics Project)	5.45	5/1/18	1,000,000	1,035,280
New York City Industrial
Development Agency, Civic
Facility Revenue (YMCA of
Greater New York Project)	5.00	8/1/36	3,000,000	3,185,280
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center Project)	6.25	3/1/15	2,000,000	2,135,900
New York City Industrial
Development Agency, PILOT
Revenue (Queens Baseball
Stadium Project) (Insured; AMBAC)	5.00	1/1/46	2,000,000	2,154,420
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.50	8/1/16	1,000,000	1,159,820
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	1,200,000	1,484,340
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. Project)	6.90	8/1/24	1,000,000	1,011,200

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/18	1,000,000	1,099,700
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/24	2,000,000	2,189,880
New York City Transitional Finance
Authority, Building Aid
Revenue (Insured; FGIC)	5.00	7/15/36	2,000,000	2,171,160
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	6.00	5/15/10	450,000 [a]	491,022
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	5.00	11/1/25	1,205,000	1,302,593
New York Liberty Development
Corporation, Revenue (National
Sports Museum Project)	6.13	2/15/19	1,000,000	1,066,230
New York State Dormitory
Authority, Catholic Health
Services of Long Island
Obligated Group Revenue (Saint
Francis Hospital Project)	5.00	7/1/21	2,000,000	2,093,680
New York State Dormitory
Authority, Hospital Insured
Mortgage Revenue (The New York
and Presbyterian Hospital)
(Collateralized; FHA and
Insured; FSA)	5.25	8/15/15	995,000	1,093,565
New York State Dormitory
Authority, Insured Revenue
(Manhattan College)
(Insured; Radian)	5.50	7/1/16	975,000	1,054,901
New York State Dormitory
Authority, LR (State
University Educational
Facilities) (Insured; FGIC)	5.50	7/1/11	1,000,000 [a]	1,084,690

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue
(Columbia University)	5.00	7/1/31	2,000,000	2,180,340
New York State Dormitory
Authority, Revenue (Consolidated
City University System)	5.63	7/1/16	4,000,000	4,525,800
New York State Dormitory
Authority, Revenue
(Consolidated City University
System) (Insured; AMBAC)	5.75	7/1/09	3,000,000	3,120,930
New York State Dormitory
Authority, Revenue
(Consolidated City University
System) (Insured; FGIC)	5.75	7/1/16	1,000,000	1,073,430
New York State Dormitory
Authority, Revenue
(Consolidated City University
System) (Insured; FSA)	5.75	7/1/18	1,000,000	1,152,530
New York State Dormitory
Authority, Revenue
(Cornell University)	5.00	7/1/24	2,000,000	2,173,660
New York State Dormitory
Authority, Revenue
(Cornell University)	5.00	7/1/35	2,000,000	2,162,020
New York State Dormitory
Authority, Revenue (Long
Island University)	5.50	9/1/20	1,585,000	1,731,723
New York State Dormitory
Authority, Revenue (Memorial
Sloan-Kettering Cancer Center)	5.00	7/1/35	1,000,000	1,076,050
New York State Dormitory
Authority, Revenue (Mental
Health Services Facilities
Improvement)	5.00	2/15/28	880,000	929,790
New York State Dormitory
Authority, Revenue (Miriam
Osborne Memorial Home)
(Insured; ACA)	6.88	7/1/19	1,000,000	1,114,070

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue (Mount Sinai
NYU Health Obligated Group)	5.50	7/1/26	2,000,000	2,045,440
New York State Dormitory
Authority, Revenue (New York
Methodist Hospital)	5.25	7/1/24	1,750,000	1,870,015
New York State Dormitory
Authority, Revenue (New York
State Department of Health)	5.00	7/1/14	2,000,000	2,168,480
New York State Dormitory
Authority, Revenue (New York
State Department of Health)
(Insured; CIFG)	5.00	7/1/25	2,500,000	2,675,400
New York State Dormitory
Authority, Revenue (State
University Educational Facilities)	5.88	5/15/17	2,000,000	2,328,320
New York State Dormitory
Authority, Revenue (University
of Rochester)	5.00	7/1/34	2,870,000	3,033,016
New York State Dormitory
Authority, South Nassau
Communities HR (Winthrop South
Nassau University Health
System Obligated Group)	5.50	7/1/23	1,650,000	1,768,322
New York State Dormitory
Authority, State Personal
Income Tax Revenue (Education)	5.38	3/15/13	1,000,000 [a]	1,103,520
New York State Mortgage Agency,
Homeowner Mortgage Revenue	5.35	10/1/26	2,000,000	2,074,340
New York State Power Authority,
Revenue (Insured; FGIC)	5.00	11/15/18	1,000,000	1,094,830
New York State Thruway
Authority, General Revenue
(Insured; AMBAC)	5.00	1/1/24	2,000,000	2,150,540
New York State Thruway Authority,
Local Highway and Bridge
Service Contract Bonds	5.75	4/1/09	2,000,000 [a]	2,120,520

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund (Insured; AMBAC)	6.27	4/1/19	3,000,000 [b,c]	3,273,330
New York State Urban Development
Corp., State Personal Income
Tax Revenue (State Facilities
and Equipment) (Insured; FGIC)	5.50	3/15/13	2,450,000 [a]	2,720,774
Newburgh Industrial Development
Agency, IDR (Bourne and Kenny
Redevelopment Co. LLC Project)
(Guaranteed; SONYMA)	5.75	2/1/32	1,000,000	1,048,350
Niagara County Industrial
Development Agency, Solid
Waste Disposal Facility
Revenue (American Ref-Fuel
Company of Niagara, LP Facility)	5.63	11/15/14	2,000,000	2,111,800
Niagara County Industrial
Development Agency, Solid
Waste Disposal Facility
Revenue (American Ref-Fuel
Company of Niagara, LP Facility)	5.55	11/15/15	1,000,000	1,049,790
Niagara Frontier Transportation
Authority, Airport Revenue
(Buffalo Niagara International
Airport) (Insured; MBIA)	5.63	4/1/29	2,000,000	2,102,040
Orange County Industrial
Development Agency, Life Care
Community Revenue
(Glenn Arden Inc. Project)	5.63	1/1/18	1,000,000	1,026,840
Port Authority of New York and New
Jersey (Consolidated Bonds,
37th Series) (Insured; FSA)	5.50	7/15/18	3,000,000	3,319,440
Port Authority of New York and New
Jersey (Consolidated Bonds,
142nd Series)	5.00	7/15/23	2,000,000	2,153,940
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/31	1,000,000	1,075,920
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/36	1,000,000	1,073,550

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Rensselaer County Industrial
Development Agency, IDR
(Albany International Corp.)
(LOC; Bank of America)	7.55	6/1/07	1,500,000	1,526,175
Schenectady Industrial Development
Agency, Civic Facility Revenue
(Union College Project)	5.00	7/1/26	1,380,000	1,487,226
Suffolk County Industrial
Development Agency, Continuing
Care Retirement Community
Revenue (Jeffersons
Ferry Project)	5.00	11/1/28	1,000,000	1,049,410
Tobacco Settlement Financing Corp.
of New York, Asset-Backed
Revenue Bonds (State
Contingency Contract Secured)	5.50	6/1/18	1,000,000	1,088,620
Tobacco Settlement Financing Corp.
of New York, Asset-Backed
Revenue Bonds (State
Contingency Contract Secured)	5.50	6/1/21	3,000,000	3,294,120
Triborough Bridge and Tunnel
Authority, General Purpose Revenue	6.00	1/1/12	2,000,000	2,169,440
Triborough Bridge and Tunnel
Authority, Subordinate
Revenue (Insured; MBIA)	5.00	11/15/32	2,000,000	2,122,480
Ulster County Industrial
Development Agency, Civic
Facility Revenue (Benedictine
Hospital Project)	6.40	6/1/09	730,000 [a]	776,413
Watervliet Housing Authority,
Residential Housing Revenue
(Beltrone Living Center Project)	6.00	6/1/28	1,000,000	1,009,560
Westchester Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	5.13	6/1/45	1,200,000	1,234,140
U.S. Related—8.0%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	6.00	7/1/10	2,000,000 [a]	2,170,220
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	1,000,000	1,084,760

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/30	2,000,000	2,188,200
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.63	7/1/10	2,000,000 [a]	2,162,820
Puerto Rico Highway and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	5.75	7/1/10	1,500,000 [a]	1,628,385
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/46	1,000,000	1,058,840
Virgin Islands Public Finance
Authority, Revenue	5.50	10/1/14	3,000,000	3,113,760
Total Long-Term Municipal Investments
(cost $158,742,892)				166,860,988

Short-Term Municipal
Investment—.9%

New York;
New York State Dormitory
Authority, Revenue (Cornell
University) (Liquidity
Facility; JPMorgan Chase Bank)
(cost $1,500,000)	3.53	12/1/06	1,500,000 [d]	1,500,000

Total Investments (cost $160,242,892)			99.9%	168,360,988
Cash and Receivables (Net)			.1%	212,351
Net Assets			100.0%	168,573,339

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Collateral for floating rate borrowings.
[c] Security exempt from registration under Rule 144A of the Security Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, this security amounted to $3,273,330 or 1.9% of net assets.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	32.3
AA	Aa		AA	32.0
A	A		A	17.2
BBB	Baa		BBB	8.4
BB	Ba		BB	2.5
B	B		B	2.2
F1	MIG1/P1		SP1/A1	.9
Not Rated [e]	Not Rated [e]		Not Rated [e]	4.5
				100.0

†	Based on total investments.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2006

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		160,242,892	168,360,988
Interest receivable			2,560,717
Receivable for shares of Beneficial Interest subscribed			84,891
Prepaid expenses			20,901
			171,027,497

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			125,548
Cash overdraft due to Custodian			394,722
Payable for floating rate notes issued			1,500,000
Payable for shares of Beneficial Interest redeemed			346,915
Interest and related expenses payable			9,663
Accrued expenses			77,310
			2,454,158

Net Assets ($)			168,573,339

Composition of Net Assets ($):
Paid-in capital			160,186,116
Accumulated net realized gain (loss) on investments			269,127
Accumulated gross unrealized appreciation on investments			8,118,096

Net Assets ($)			168,573,339

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	142,630,519	19,390,266	6,552,554
Shares Outstanding	9,585,177	1,303,243	440,350

Net Asset Value Per Share ($)	14.88	14.88	14.88

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Year Ended November 30, 2006

Investment Income ($):
Interest Income	8,030,862
Expenses:
Management fee—Note 3(a)	916,737
Shareholder servicing costs—Note 3(c)	509,739
Distribution fees—Note 3(b)	159,797
Professional fees	60,717
Interest and related expenses	54,906
Registration fees	30,986
Custodian fees	23,999
Prospectus and shareholders’ reports	12,319
Trustees’ fees and expenses—Note 3(d)	5,365
Loan commitment fees—Note 2	1,319
Miscellaneous	29,625
Total Expenses	1,805,509
Less—reduction in management fee
due to undertaking—Note 3(a)	(172,710)
Net Expenses	1,632,799
Investment Income—Net	6,398,063

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	453,515
Net unrealized appreciation (depreciation) on investments	3,182,055
Net Realized and Unrealized Gain (Loss) on Investments	3,635,570
Net Increase In Net Assets Resulting from Operations	10,033,633

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2006	2005

Operations ($):
Investment income—net	6,398,063	6,596,738
Net realized gain (loss) on investments	453,515	2,634,986
Net unrealized appreciation
(depreciation) on investments	3,182,055	(4,644,340)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,033,633	4,587,384

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(5,440,084)	(5,466,564)
Class B shares	(732,806)	(880,829)
Class C shares	(224,939)	(246,598)
Net realized gain on investments:
Class A shares	(2,294,850)	(293,441)
Class B shares	(375,728)	(56,671)
Class C shares	(120,467)	(16,926)
Total Dividends	(9,188,874)	(6,961,029)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	22,772,997	11,772,173
Class B shares	1,123,361	1,390,525
Class C shares	359,079	714,959
Dividends reinvested:
Class A shares	5,769,052	4,019,642
Class B shares	674,959	538,930
Class C shares	271,937	165,689
Cost of shares redeemed:
Class A shares	(31,667,880)	(22,037,134)
Class B shares	(7,162,346)	(7,860,380)
Class C shares	(1,651,994)	(2,297,316)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,510,835)	(13,592,912)
Total Increase (Decrease) in Net Assets	(8,666,076)	(15,966,557)

Net Assets ($):
Beginning of Period	177,239,415	193,205,972
End of Period	168,573,339	177,239,415

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	1,555,518	782,935
Shares issued for dividends reinvested	394,588	267,491
Shares redeemed	(2,162,988)	(1,464,408)
Net Increase (Decrease) in Shares Outstanding	(212,882)	(413,982)

Class B [a]
Shares sold	76,978	92,743
Shares issued for dividends reinvested	46,184	35,855
Shares redeemed	(490,082)	(522,877)
Net Increase (Decrease) in Shares Outstanding	(366,920)	(394,279)

Class C
Shares sold	24,583	47,552
Shares issued for dividends reinvested	18,609	11,028
Shares redeemed	(113,200)	(153,067)
Net Increase (Decrease) in Shares Outstanding	(70,008)	(94,487)

[a] During the period ended November 30, 2006, 172,910 Class B shares representing $2,520,335 were automatically converted to 172,867 Class A shares and during the period ended November 30, 2005, 206,560
Class B shares representing $3,112,046 were automatically converted to 206,542 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	14.80	15.00	15.33	15.11	14.80
Investment Operations:
Investment income—net [a]	.57	.56	.58	.60	.67
Net realized and unrealized
gain (loss) on investments	.33	(.17)	(.17)	.30	.31
Total from Investment Operations	.90	.39	.41	.90	.98
Distributions:
Dividends from investment income—net	(.58)	(.56)	(.58)	(.60)	(.67)
Dividends from net realized
gain on investments	(.24)	(.03)	(.16)	(.08)	—
Total Distributions	(.82)	(.59)	(.74)	(.68)	(.67)
Net asset value, end of period	14.88	14.80	15.00	15.33	15.11

Total Return (%) [b]	6.25	2.58	2.71	6.11	6.76

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	.98[c]	1.00[c]	1.02[c]	1.09[c]
Ratio of net expenses
to average net assets	.88	.96[c]	1.00[c]	1.02[c]	1.09[c]
Ratio of net investment income
to average net assets	3.94	3.70	3.81	3.94	4.49
Portfolio Turnover Rate	30.45	52.26	21.53	44.33	24.22

Net Assets, end of period ($ x 1,000)	142,631	144,978	153,173	160,371	151,658

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been
	restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	14.79	15.00	15.33	15.11	14.80
Investment Operations:
Investment income—net [a]	.50	.48	.50	.53	.59
Net realized and unrealized
gain (loss) on investments	.33	(.18)	(.17)	.29	.32
Total from Investment Operations	.83	.30	.33	.82	.91
Distributions:
Dividends from investment income—net	(.50)	(.48)	(.50)	(.52)	(.60)
Dividends from net realized
gain on investments	(.24)	(.03)	(.16)	(.08)	—
Total Distributions	(.74)	(.51)	(.66)	(.60)	(.60)
Net asset value, end of period	14.88	14.79	15.00	15.33	15.11

Total Return (%) [b]	5.71	2.06	2.18	5.57	6.23

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.50	1.50[c]	1.51[c]	1.52[c]	1.59[c]
Ratio of net expenses
to average net assets	1.38	1.48[c]	1.51[c]	1.52[c]	1.59[c]
Ratio of net investment income
to average net assets	3.43	3.19	3.30	3.43	3.97
Portfolio Turnover Rate	30.45	52.26	21.53	44.33	24.22

Net Assets, end of period ($ x 1,000)	19,390	24,710	30,960	39,155	39,763
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been
	restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

		Year Ended November 30,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	14.80	15.00	15.33	15.11	14.81
Investment Operations:
Investment income—net [a]	.47	.44	.46	.48	.55
Net realized and unrealized
gain (loss) on investments	.32	(.17)	(.17)	.31	.31
Total from Investment Operations	.79	.27	.29	.79	.86
Distributions:
Dividends from investment income—net	(.47)	(.44)	(.46)	(.49)	(.56)
Dividends from net realized
gain on investments	(.24)	(.03)	(.16)	(.08)	—
Total Distributions	(.71)	(.47)	(.62)	(.57)	(.56)
Net asset value, end of period	14.88	14.80	15.00	15.33	15.11

Total Return (%) [b]	5.46	1.81	1.94	5.32	5.93

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.74	1.73[c]	1.75[c]	1.77[c]	1.82[c]
Ratio of net expenses
to average net assets	1.63	1.71[c]	1.75[c]	1.77[c]	1.82[c]
Ratio of net investment income
to average net assets	3.19	2.95	3.06	3.16	3.71
Portfolio Turnover Rate	30.45	52.26	21.53	44.33	24.22

Net Assets, end of period ($ x 1,000)	6,553	7,552	9,072	12,216	7,895
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been
	restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-Asset Management LLC
  (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Disrtibutor.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis.

Inverse floaters purchased after January 1, 1997 in the agency market are accounted for as financing transactions in accordance with FASB 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized,

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At November 30, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $35,603, undistributed capital gains $329,237 and unrealized appreciation $8,063,640. In addition, the fund had $5,654 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2006 and November 30, 2005, were as follows: tax exempt income $6,397,829 and $6,593,991, ordinary income $122,759 and $0 and long-term capital gains $2,668,286 and $367,038, respectively.

During the period ended November 30, 2006, as a result of permanent book to tax differences, primarily due to tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $234, and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit-

ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended November 30, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from December 1, 2005 through July 31, 2007, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees, Rule 12b-1 distribution plan fees and extraordinary expenses, do not exceed .85% of the value of the fund’s average daily net assets.The reduction in management fees, pursuant to the undertaking, amounted to $172,710 during the period ended November 30, 2006.

During the period ended November 30, 2006, the Distributor retained $21,137 from commissions earned on sales of the fund’s Class A shares and $54,441 and $3,600 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2006, Class B and Class C shares were charged $106,905 and $52,892, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2006, Class A, Class B and Class C shares were charged $345,616, $53,452 and $17,631, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2006, the fund was charged $53,950 pursuant to the transfer agency agreement.

During the period ended November 30, 2006, the fund was charged $4,184 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $75,764, Rule 12b-1 distribution plan fees $11,985, shareholder services plan fees $34,438, chief compliance officer fees $1,704 and transfer agency per account fees $14,122, which are offset against an expense reimbursement currently in effect in the amount of $12,465.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2006, amounted to $50,686,937 and $63,649,134, respectively.

At November 30, 2006, the cost of investments for federal income tax purposes was $158,797,348 consisting of $8,063,640 gross unrealized appreciation.

NOTE 5—Restatement

Subsequent to the issuance of the November 30, 2006 financial statements, the fund determined that the transfers of certain tax-exempt municipal bond securities by the fund to special purpose bond trusts in connection with participation in inverse floater structures do not qualify for sale treatment under Statement of Financial Accounting Standard No. 140,Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and should have been accounted for as a secured borrowing.

The correction of the above item resulted in the restatement of the ratio of net expenses of the financial highlights table as shown below:

Ratio of Total Expenses	2005	2004	2003	2002

Class A shares:
As previously reported	.95%	.94%	.90%	.96%
As restated	.98%	1.00%	1.02%	1.09%
Class B shares:
As previously reported	1.47%	1.45%	1.44%	1.46%
As restated	1.50%	1.51%	1.52%	1.59%
Class C shares:
As previously reported	1.70%	1.69%	1.68%	1.69%
As restated	1.73%	1.75%	1.77%	1.82%

Ratio of Net Expenses	2005	2004	2003	2002

Class A shares:
As previously reported	.93%	.94%	.94%	.96%
As restated	.96%	1.00%	1.02%	1.09%
Class B shares:
As previously reported	1.45%	1.45%	1.44%	1.46%
As restated	1.48%	1.51%	1.52%	1.59%
Class C shares:
As previously reported	1.68%	1.69%	1.68%	1.69%
As restated	1.71%	1.75%	1.77%	1.82%

This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value per share or total return.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier New York Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New York Municipal Bond Fund, including the statement of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New York Municipal Bond Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York January 25, 2007

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended November 30, 2006:

  all the dividends paid from investment income-net are “exempt-interest dividends” (not subject to regular federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes).
  the fund hereby designates $.2247 per share as a long-term capital gain distribution of the $.2350 per share paid on December 16, 2005.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain (if any) distributions paid for the 2006 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the calendar year on Form 1099-INT, both which will be mailed by January 31, 2007.

The Fund 35

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
David W. Burke †	8,897,134	104,029
Joseph S. DiMartino †	8,897,623	103,540
Diane Dunst †	8,896,506	104,657
Jay I. Meltzer †	8,895,643	105,520
Daniel Rose †	8,894,446	106,718
Warren B. Rudman †	8,898,763	102,400
Sander Vanocur †	8,892,647	108,516

†	Each new Board member’s term commenced on January 1, 2007.
In addition Joseph S. DiMartino, Clifford L. Alexander,Jr., Peggy C. Davis, Ernest Kafka and Nathan Leventhal
continue as Board members of the fund.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on August 2, 2006, the Board considered the re-approval for an annual period (through September 5, 2007) of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail front-end load, New York municipal debt funds (the

The Fund 37

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND’S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

“Performance Group”) and to a larger universe of funds, consisting of all retail and institutional New York municipal debt funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board members noted that they had been provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons. The Board members noted that the fund’s yield performance for the past ten one-year periods ended June 30, 2006 (1997-2006) was approximately equal to or higher than the Performance Group medians for the one-year periods ended June 30, 2002 and 2003 and lower for the other reported time periods, and that the fund’s yield performance was approximately equal to or higher than the Performance Universe medians for the one-year periods ended June 30, 1999 through 2003 and June 30, 2006, and lower for the other reported time periods. The Board members then reviewed the fund’s total return performance for various periods ended June 30, 2006, and noted that the fund’s performance was equal to or higher than the Performance Group medians for the five- and ten-year periods, and lower for the other reported time periods and that the fund’s performance was approximately equal to or higher than the Performance Universe medians for the four-, five- and ten-year periods, and lower for the other reported time periods. Dreyfus also provided the Board with the fund’s yield and total return performance and the quartile, percentile and rank of the fund’s yield and total return within its Lipper category (as provided by Lipper) for certain other periods. The Board noted that the fund’s yield performance was in Lipper’s second quartile (the first quartile being the best performance), and that the fund’s total return was in Lipper’s second and third quartile, respectively, for the three-month and year-to-date periods ended June 30, 2006. The Board members also noted that the difference in the performance figures of the fund and the performance figures of the other funds in the Performance Group was not significant.The Board members discussed with representatives of the Manager the reasons for the fund’s underperformance compared to the Performance Group and Performance Universe medians for the applicable periods, and the Manager’s efforts to improve performance. The Board members also received a presentation from the fund’s primary portfolio manager during which she discussed the fund’s investment strategy and the factors that affected performance.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board noted that the fund’s management fees were higher than the Expense Group and Expense Universe medians.The Board noted that the fund’s total expense ratio was higher than the Performance group and Performance Universe medians.The Board noted that the fund’s actual management fee and expense ratio, however, were lower due to the undertaking by Dreyfus to waive fees and/or reimburse expenses, which management advised the Board would extend until July 31, 2007.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates included in the same category as the fund (the “Similar Funds”).The Manager’s representatives explained the nature of the Similar Funds and the differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board members considered the relevance of the fee information provided for the Similar Funds managed by the Manager or its affiliates to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services to be provided. Representatives of the Manager informed the Board members that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

The Fund 39

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND’S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the decline in fund assets from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the Manager’s efforts to improve the fund’s performance, noting the narrow spreads among the perfor- mance figures of the comparison group of funds and that the Manager has undertaken to limit the fund’s expenses as described above.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and advisory fee information, including the Manager’s undertaking to waive and/or reimburse certain fees and expenses of the fund, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 190

———————
Clifford L. Alexander, Jr. (73)
Board Member (1986)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 60

———————
Peggy C. Davis (63)
Board Member (1990)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 71

42

Ernest Kafka (73)
Board Member (1986)

Principal Occupation During Past 5 Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)
  Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)

No. of Portfolios for which Board Member Serves: 23

———————
Nathan Leventhal (63)
Board Member (1989)

Principal Occupation During Past 5 Years:

  A management consultant for various non-profit organizations (May 2004-present)
  Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

44

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 45

For More	Information

Dreyfus Premier	Transfer Agent &
New York Municipal	Dividend Disbursing Agent
Bond Fund
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Manager	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

>

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,480 in 2005 and $30,881 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2005 and $-0- in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,860 in 2005 and $3,347 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $126 in 2005 and $247 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $917,339 in 2005 and $375,571 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Registrant has revised its internal control over financial reporting with respect to investments in certain inverse floater structures to account for such investments as secured borrowings and to report the related income and expense.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier New York Municipal Bond Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)